UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): July 16, 2004

                             BLUE COAT SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-28139               91-1715963
----------------------------        ----------------      ----------------------
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                   Number)          Identification Number)

                               650 Almanor Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
   ---------------------------------------------------------------------------
   (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


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ITEM 5. OTHER EVENTS.

      On July 16, 2004, Blue Coat Systems, Inc., a Delaware corporation ("Blue Coat"), entered into that certain Agreement and Plan of Merger and Reorganization, pursuant to which Utah Merger Corporation, a wholly-owned subsidiary of Blue Coat, will merge with and into Cerberian, Inc., a Delaware corporation ("Cerberian"), and Cerberian will become a wholly-owned subsidiary of Blue Coat. The completion of the merger is subject to the satisfaction of certain conditions.

      Further details are contained in Blue Coat's press release dated July 19, 2004, attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7. EXHIBITS.

      Exhibit
      Number       Description
      -------      -----------

      99.1         Press release, dated July 19, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BLUE COAT SYSTEMS, INC.

DATE: July 19, 2004                  By: /s/ Robert Verheecke
                                         ---------------------------------------
                                         Robert Verheecke
                                         Vice President, Chief Financial Officer
                                         and Secretary (Principal Financial and
                                         Accounting Officer)


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                                INDEX TO EXHIBITS

Exhibit Number    Description
--------------    -----------

     99.1         Press Release, dated July 19, 2004.